Exhibit 1.01
Conflict Minerals Report of Imation Corp. in accordance with
Rule 13p-1 under the Securities and Exchange Act of 1934

Introduction
This report of Imation Corp. (“Imation”, “ Company” or “we”) for the year ended December 31, 2014 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1932 (the “Rule”). The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement the reporting and disclosure requirements related to Conflict Minerals (defined below) as directed by the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010. The Rule imposes certain reporting obligations on SEC registrants who manufacture or contract to manufacture products which contain Conflict Minerals which are necessary to the functionality of production of those products. Conflict Minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which for purposes of the Rule are limited to tin, tantalum, tungsten and gold. The Covered Countries for purposes of the Rule and this report are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.

Products
This report relates to products (i) for which Conflict Minerals are necessary to the functionality or production of that product; (ii) that were manufactured, or contracted to be manufactured, by the Company and (iii) for which the manufacture was completed during calendar year 2014. The products in those categories are data storage systems, data storage tape, USB flash drives, external hard drives and removable hard disk drives and certain headphones and speakers,.

Due Diligence
Our Conflict Minerals program is designed to conform, as much as practicable, with the framework in The Organization for Economic Co-Operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas (“OECD Guidance”). The OECD Guidance is written for the entire mineral supply chain and includes recommendation for actions in both the upstream (activities between suppliers and raw material manufacturers) and downstream segments of the supply chain. Downstream companies, like Imation, are several tiers removed from smelters or refiners of Conflict Minerals and have no visibility beyond direct suppliers to the smelters and refiners. We referred to The Conflict-Free Sourcing Initiative’s (“CFSI”) paper, Reasonable Practices to Identity Sources of Conflict Minerals: Practical Guidance for Downstream Companies, August 2013 for guidance on the application of the OECD Guidance to downstream companies. The CFSI is an initiative of the Electronics Industry Citizenship Coalition® (”EICC®”) and the Global e-Sustainability Initiative (“GeSI”).

The Company has assembled an internal team comprised of legal resources and sourcing personnel around the world. The team is responsible for implementing the Company’s reasonable country of origin inquiry and the due diligence program and has senior management support in both legal and sourcing. We have a follow-up process to identify and escalate any issues associated with non-responsive or problematic responses. We also have an internal hotline and e-mail to report concerns regarding any matter, including Conflict Minerals issues. The internal team communicates the status and effectiveness of the Conflict Minerals inquiry to senior management.

The Company has conducted a good faith reasonable country of origin reasonably designed to determine whether any of the Conflict Minerals originated in the Covered Countries and whether any Conflict Minerals are from recycled or scrap sources. The Company’s supply chain with respect to the products is complex and there are many third parties in the supply chain between the ultimate manufacturer of the our products and the original source of Conflict Minerals The Company must rely on its suppliers to provide information regarding the origin of the Conflict Minerals. The Company conducted a survey of its suppliers using the template developed by the EICC and GeSI, known as the CFSI Reporting Template (the “Template”). The Template was developed to facilitate disclosure and communication of information regarding smelters the Company and its suppliers use. It includes questions regarding a company’s conflict-free policy, engagement with its direct suppliers and a listing of the smelters the company and its suppliers use. In addition, the template contains questions about the origin of conflict minerals included in the products as well as supplier due diligence. We review the responses from our suppliers to look for incomplete responses as well as inconsistencies within the data reported in the template. We work directly with these suppliers to provide revised responses. While our suppliers continue to make progress from last year, many of our suppliers are still working to obtain responses from all of their suppliers. Our responses to date include numerous entities listed by our suppliers as smelters or refiners with the majority located in

China, Germany, Hong Kong, Indonesia, Japan, Russia, Taiwan, Thailand and the United States. The current list is attached as Exhibit A. Some of these entities were certified as Conflict Free using the Template. We compared these facilities to the CFSI list of smelters and where a supplier indicated that the facility was certified as Conflict Free, we review that the name was listed by CFSI. Some of our suppliers have indicated that certain Conflict Minerals come from the Covered Countries but have verified or are in the process of verifying that the proceeds are not used to support armed conflict. Based on the information obtained pursuant to the due diligence process, the Company does not have sufficient information to determine all of the countries of origin of the Conflict Minerals. We will continue to work with our suppliers to gain additional information and move toward verification of conflict free sources of Conflict Minerals.

The Company has taken additional actions to support the Conflict Minerals initiative. The Company’s purchase order terms and conditions and standard product purchase agreement have been updated to reflect the requirements of the Rule. Sourcing personnel have been instructed that the review of potential suppliers must include an ability to provide information as to the source of Conflict Minerals as required by the Rule.

Exhibit A

Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Academy Precious Metals (China) Co.,Ltd	CHINA
Gold	Advanced Chemical Company	UNITED STATES
Gold	Aida Chemical Industries Co. Ltd.	JAPAN
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Corrego do Sitio Minercao	BRAZIL
Gold	AngloGold Ashanti Mineração Ltda	BRAZIL
Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Gold	Argor-Heraeus SA	SWITZERLAND
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asaka Riken Co.,Ltd.	JAPAN
Gold	ASARCO LLC	UNITED STATES
Gold	ATAkulche	TURKEY
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Aurubis AG	GERMANY
Gold	Baiyin Nonferrous Group Co.,Ltd	CHINA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Bauer Walser AG	GERMANY
Gold	Boliden AB	SWEDEN
Gold	Boston Metal	KOREA, REPUBLIC OF
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery – Glencore Canada Corporation	CANADA
Gold	Cendres & Métaux SA	SWITZERLAND
Gold	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF
Gold	Cheong Hing	HONG KONG
Gold	Chimet S.p.A.	ITALY
Gold	China Gold International Resources Corp., Ltd	CHINA
Gold	China National Gold Group Corporation	CHINA
Gold	China's Shangdong Gold Mining Co., Ltd	CHINA
Gold	Chugai Mining Co.,Ltd	JAPAN
Gold	Codelco	CHILE
Gold	Colt Refining	UNITED STATES
Gold	Cookson Group	SPAIN
Gold	Cooson Sempsa	SPAIN
Gold	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	Doduco	GERMANY
Gold	Dongguan Cameroom Chemical Materials Co., Ltd	CHINA

Gold	Dong'guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
Gold	Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHINA
Gold	Dongguan Standard Electronic Material.Co.,Ltd	CHINA
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold	Dowa Metals & Mining Co. Ltd	JAPAN
Gold	Duoxin	CHINA
Gold	E-CHEM Enterprise Corp	TAIWAN
Gold	ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	EM Vinto	BOLIVIA
Gold	ESG Edelmetallservice GmbH & Co. KG	Germany
Gold	Ferro Corporation	UNITED STATES
Gold	Fijikon	CHINA
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Fujian Zijin	China
Gold	Gansu Seemine Material Hi-Tech Co Ltd	CHINA
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Gold	Gold Refinery of Shandong Gold Mining Corporation, Ltd.	China
Gold	Great Wall Gold & Silver Refinery	CHINA
Gold	Guangdong Jinding Gold Co.,Ltd	CHINA
Gold	GuangZHou Jin Ding	CHINA
Gold	GUSU PlATING Co.,Led.	China
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Harima Smelter	JAPAN
Gold	Harmony Gold Refinery	SOUTH AFRICA
Gold	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Gold	Heesung Metal Ltd	Western Australia Mint/Perth, Australia
Gold	Heesung(AGR Matthey)	Australia
Gold	Heimerle + Meule GmbH	GERMANY
Gold	HENAN ZHONGYUAN GOLD SMELTERY CO LTD	CHINA
Gold	Heraeus	HONG KONG
Gold	Heraeus (Zhaoyuan) Metal Materials Co.,Ltd.	CHINA
Gold	Heraeus GmbH	GERMANY
Gold	Heraeus Group	UNITED STATES
Gold	HERAEUS HONG KONG	HONG KONG
Gold	Heraeus Precious Metals North America	UNITED STATES
Gold	Heraeus Zhaoyuan (Changshu) Electronic Materials	CHINA
Gold	Heraeus Zhaoyuan Precious Metal Materials Co.,Ltd.	CHINA
Gold	Hisikari Mine	JAPAN
Gold	Hon Hei	TAIWAN
Gold	Hon Shen Co., Ltd.	TAIWAN
Gold	Honorable Hardware Craft Product Limited Company	CHINA

Gold	Hunan Chenzhou Mining Industry Group	CHINA
Gold	Hwasung CJ Co., Ltd	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	Japan Pure Chemical	JAPAN
Gold	Jiangxi Copper Company Limited	CHINA
Gold	Jin Dong Heng	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	Johnson Matthey Hong Kong Ltd	HONG KONG
Gold	Johnson Matthey Inc	UNITED STATES
Gold	Johnson Matthey Limited	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd	JAPAN
Gold	Kanfort Industrial (Yantai)	CHINA
Gold	Kanfort international holding	CHINA
Gold	Kangqiang Electronics Co., Ltd	CHINA
Gold	Kazzinc Ltd	KAZAKHSTAN
Gold	Kee Shing	Hong Kong
Gold	Kennecott Utah Copper LLC	UNITED STATES
Gold	Kojima Chemicals Co.,Ltd	JAPAN
Gold	Korea Metal Co. Ltd	KOREA, REPUBLIC OF
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Gold	Kyocera	JAPAN
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	L' azurde	SAUDI ARABIA
Gold	La Caridad	MEXICO
Gold	LBMA	GERMANY
Gold	LG-Nikko Copper Inc.	KOREA, REPUBLIC OF
Gold	Lingbao Gold Company Limited	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA
Gold	LMBA	Germany
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Gold	Malaysia Smelting Corp	MALAYSIA
Gold	Materion Advanced Metals	UNITED STATES
Gold	Matsuda Sangyo Co.,Ltd	JAPAN
Gold	China Tin Group Co, Ltd.	CHINA
Gold	Metallic Resources Inc	UNITED STATES
Gold	Metalor Switzerland	SWITZERLAND
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG

Gold	Metalor Technologies (Singapore) Pte Ltd	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies SA	SWITZERLAND
Gold	Metalor Technologies Singapore Pte.Ltd	SINGAPORE
Gold	Metalor USA Refining Corporation	UNITED STATES
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO
Gold	Met-Mex Peñoles, S.A.	MEXICO
Gold	Minsur	PERU
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	HONG KONG
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Mitui kinzoku Co Ltd takehara seirenjyo	JAPAN
Gold	MK Electron Co., Ltd.	KOREA, REPUBLIC OF
Gold	MK ELECTRON Co.,Ltd.	AUSTRALIA
Gold	Morigin Company	JAPAN
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	N.E. Chemcat Corporation	JAPAN
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co.,Ltd	JAPAN
Gold	Niihama Nickel Refinery	JAPAN
Gold	Ningbo Kangquiag Electronics Co.,LTD.	CHINA
Gold	Ningxia Orient Tantalum Industry Co., Ltd.	BRAZIL
Gold	Nippon Micrometal Corporation	JAPAN
Gold	Nippon Mining & Metal Mining	JAPAN
Gold	Novosibirsk	RUSSIAN FEDERATION
Gold	Nyrstar Metal	AUSTRALIA
Gold	OGM	SINGAPORE
Gold	Ohio Precious Metals, LLC	UNITED STATES
Gold	Ohura Precious Metal Industry Co., Ltd	JAPAN
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	OJSC Krastvetmett	RUSSIAN FEDERATION
Gold	Orelec	FRANCE
Gold	Ou Enji ( Suzhou) Electronic Chemical Company Limited	CHINA
Gold	PAMP SA	SWITZERLAND
Gold	Pan Pacific Copper Co Ltd.,	JAPAN
Gold	Penglai Penggang Gold Industry Co Ltd	CHINA
Gold	PJ-USA	AMERICAN SAMOA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PT Koba Tin	INDONESIA
Gold	PT Tambang Timah	INDONESIA
Gold	PT Timah	INDONESIA

Gold	PT. KOBA TIN	INDONESIA
Gold	PX Précinox SA	SWITZERLAND
Gold	PYNMAX	TAIWAN
Gold	Qualbond	TAIWAN
Gold	Rand Refinery (Pty) Ltd	SOUTH AFRICA
Gold	Realized The Enterprise Co., Ltd.	CHINA
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Republic Metals Corporation	UNITED STATES
Gold	Reputed Electric Industrial (Shen Zhen) Ltd.	CHINA
Gold	Riotinto	USA
Gold	Royal Canadian Mint	CANADA
Gold	Rui Sheng	Indonesia,Malaysia
Gold	Sabin Metal Corp.	UNITED STATES
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Samwon Metal	KOREA, REPUBLIC OF
Gold	Sanmenxia R&D Co., Ltd.	CHINA
Gold	Schone Edelmetaal	NETHERLANDS
Gold	Scotia Mocatta	HONG KONG
Gold	ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES
Gold	SD(Samdok) Metal	KOREA
Gold	SEMPSA Joyería Platería SA	SPAIN
Gold	SENJU METAL INDUSTRY CO.,LTD.	Japan
Gold	Shandong Gold Group Sanshandao Gold Refine Co.,LTD.	CHINA
Gold	Shandong Gold Mining Co Ltd	CHINA
Gold	Shandong Guoda Gold Co., LTD.	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co.,Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd	CHINA
Gold	Shandong Zhongkuang Group Co., LTD.	CHINA
Gold	Shangdong Gold (Laizhou)	CHINA
Gold	Shangdong Zhaojin Group	CHINA
Gold	Shanghai Gold Exchange.	CHINA
Gold	Shen Zhen Thousand Island Ltd.	CHINA
Gold	Shenzhen Chemicals & light industry co.,ltd	CHINA
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold	Shenzhen Tiancheng Chemical Industry Limited Company	CHINA
Gold	ShenZhen urban pubic bureau of China	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd	CHINA
Gold	Sindlhauser Materials GmbH	GERMANY
Gold	So Accurate Refining Group	UNITED STATES
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Sojitz	JAPAN
Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	Soochow University's	CHINA

Gold	Souzhou XingRui Noble	CHINA
Gold	Standard Bank	HONG KONG
Gold	Stender Electronic Materials Co., Ltd.	CHINA
Gold	Sumisho Material Corp.	JAPAN
Gold	Sumitomo	CHINA
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Suzhou Xingrui Noble	CHINA
Gold	Taizhou Chang San Jiao Electric Company	CHINA
Gold	Tai'zhou City Yangtze River Delta Electron Ltd.	CHINA
Gold	Taizhou Delta Electronics Co., Ltd.	CHINA
Gold	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Gold	Tanaka	JAPAN
Gold	Tanaka Electronics(Singapore)Pte.Ltd	SINGAPORE
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Technic, Inc.	UNITED STATES
Gold	TERMINAL	CHINA
Gold	Thaisarco	THAILAND
Gold	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	THE HUTTI GOLD MINES CO.LTD	INDIA
Gold	The Perth Mint	AUSTRALIA
Gold	The Refinery of Shandong Gold Mining Co., Ltd	CHINA
Gold	Tiancheng Chemical	CHINA
Gold	Timah Company	INDONESIA
Gold	Tokuriki Honten Co. Ltd	JAPAN
Gold	Tongling nonferrous Metals Group Co.,Ltd	CHINA
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Toyo Smelter & Refinery	Japan
Gold	UBS AG Bahnhofstr.	SWITZERLAND
Gold	Umicore Brasil Ltda	BRAZIL
Gold	Umicore Precious Metal Refining	UNITED STATES
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES
Gold	UYEMURA	UNITED STATES
Gold	Valcambi SA Corp.	SWITZERLAND
Gold	Williams	USA
Gold	Wuxi Middle Treasure Materials	CHINA
Gold	Xstrata Canada Corporation	CANADA
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
Gold	Yantai country Safeina high-tech environmental Refining Ltd.	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold	YANTAIZHAOJIN KANFORT PRECIOUS METALS INCORPORATED COMPANY	china
Gold	Yokohama Metal Co.,Ltd.	JAPAN

Gold	Yoo Chang Metal Inc.	KOREA
Gold	Yunnan Chengfeng	CHINA
Gold	Yunnan Copper Industry Co Ltd	CHINA
Gold	Yunnan Metallurgical Group Co., Ltd	CHINA
Gold	Yunnan Tin Company Limited	CHINA
Gold	Zhaojin Gold & Silver Refinery Co.,Ltd	CHINA
Gold	Zhaojin Group&Gold Mineral China Co., Ltd.	China
Gold	ZhaoJin Mining Industry Co.,Ltd.	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongjin Gold Corporation Limited	CHINA
Gold	Zhongshan Public Security Bureau	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Mining Group Co. Ltd	CHINA
Tantalum	ANHUI HERRMAN IMPEX CO., LTD	CHINA
Tantalum	Cabot (Global Advanced Metals)	UNITED STATES
Tantalum	Changsha South Tantalum Niobium Co Ltd	CHINA
Tantalum	CIF	BRAZIL
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	Douluoshan Sapphire Rare Metal Co Ltd	CHINA
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum	Exotech Inc.	UNITED STATES
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	Fujian Nanping	China
Tantalum	Gannon & Scott	UNITED STATES
Tantalum	Global Advanced Metals	UNITED STATES
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Hi-Temp	UNITED STATES
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., LTD	CHINA
Tantalum	Jiangxi Rare Earth Metals Tungsten Group Corp.	CHINA
Tantalum	Jiangxi Yichun	CHINA
Tantalum	Jiujiang Jinxin Nonferous Metals Co., Ltd	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jonathan Ng	JAPAN
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	KEMET Blue Powder	UNITED STATES
Tantalum	King-Tan Tantalum Industry Ltd	CHINA

Tantalum	Kyocera	JAPAN
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Luoyang Kewei Molybdenum & Tungsten Co. LTD	China
Tantalum	Matsuo Electric	JAPAN
Tantalum	Metal Do	Japan
Tantalum	Metallurgical Products India Pvt. Ltd.	INDIA
Tantalum	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tantalum	Mineração Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Niotan	UNITED STATES
Tantalum	Ntet	Thailand
Tantalum	Plansee SE	AUSTRIA
Tantalum	QuantumClean	UNITED STATES
Tantalum	RFH Tantalum Smeltry Co., Ltd	CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Solikamsk Metal Works	RUSSIAN FEDERATION
Tantalum	SUMITOMO (A.L.M.T Corp)	JAPAN
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Talley Metals	UNITED STATES
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Telex	UNITED STATES
Tantalum	Ulba Metallurgical Plant, jsc	KAZAKHSTAN
Tantalum	Yano Metal	JAPAN
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd	CHINA
Tantalum	Zhuzhou Cement Carbide	CHINA
Tin	Alpha	UNITED STATES
Tin	5N Plus	GERMANY
Tin	AcademyPreciousMetals(China)Co.,Ltd	CHINA
Tin	ACT JAPAN	JAPAN
Tin	AIM	CANADA
Tin	Alpha Metals	UNITED STATES
Tin	Alpha Metals Korea Ltd.	Korea
Tin	Aluminium Alloy Smelter Ind. Sdn. Bhd.	MALAYSIA
Tin	Amalgamated Metals Corporation	UNITED KINGDOM
Tin	Amalgamet	UNITED STATES
Tin	Amalgamet - Minsur S.A.	PERU
Tin	American Iron & Metal Co. Inc	CANADA
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	ANHUI XINKE NEW MATERIALS CO.,LTD	CHINA
Tin	Anson Soldering & Tin Products Made Ltd.	CHINA

Tin	Aoki Loboratories Ltd.	CHINA
Tin	Asahi Solder Tech (Wuxi) Co. Ltd.	CHINA
Tin	ASEM	China
Tin	ATI Metalworking Products	UNITED STATES
Tin	Atotech	Germany
Tin	Aurubis	UNITED STATES
Tin	Aurubis AG	GERMANY
Tin	Ausmelt Limited	AUSTRALIA
Tin	BALVER ZINN Josef Jost GmbH & Co.KG	GERMANY
Tin	Bangka	INDONESIA
Tin	Baoshida-Swissmetal Ltd.	SWITZERLAND
Tin	Best Metals	BRAZIL
Tin	Bonoka.Beliting INDONESIA	INDONESIA
Tin	Butterworth	MALAYSIA
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL
Tin	Chengfeng Metals Co Pte Ltd	CHINA
Tin	Chenzhou Yunxiang Mining Smelting Compang LTD	CHINA
Tin	China Hongqiao	CHINA
Tin	China Huaxi Group Nandan	CHINA
Tin	China Rare Metal Materials Company	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	China Tin Lai Ben Smelter Co., Ltd.	CHINA
Tin	CHOFU WORKS	CHINA
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin	Complejo Metalurgico Vinto S.A.	Bolivia
Tin	Cookson	UNITED STATES
Tin	Cookson Alpha Metals(Shenzhen)Co.Ltd	China
Tin	Cooper Santa	BRAZIL
Tin	COOPERMETAL - Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL
Tin	Coopersanta	BRAZIL
Tin	Copper Suzhou Co.,	CHINA
Tin	Corporation Berhad (MSC)	Malaysia
Tin	CSC Pure Technologies	Russia
Tin	CV DS Jaya Abadi	INDONESIA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV JusTindo	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Murjanah	INDONESIA
Tin	CV Prima Timah Utama	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	Da Tong Co., Ltd	China

Tin	Dae Kil	KOREA, REPUBLIC OF
Tin	Dae Kil Metal Co., Ltd	CHINA
Tin	Daewoo International	KOREA, REPUBLIC OF
Tin	DAYE Nonferrous Co., Ltd	CHINA
Tin	Dongguan Lason Metal Materials Co,.ltd	China
Tin	Dongguan zhong ju tin electronic CO.,LTD.	China
Tin	Dowa	JAPAN
Tin	Dr-ing. Max SchloetterGMBH & Co Ltd KG	GERMANY
Tin	DUKSAN HI-METAL	KOREA, REPUBLIC OF
Tin	EBARA-UDYLITE	China
Tin	Edzell Corp	Uruguay
Tin	Electroloy Metal （Shenzhen）Co.,Ltd	CHINA
Tin	Electroloy Metal Pte	SINGAPORE
Tin	Electroloy Metal PTE LTD	CHINA
Tin	EM Vinto	BOLIVIA
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Feinhütte Halsbrücke GmbH	Germany
Tin	Fenix Metals	POLAND
Tin	FRAME	CHINA
Tin	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Tin	Fuji Metal Mining	THAILAND
Tin	Fuji Metal Mining Corp.	TAIWAN
Tin	Funsur	Peru
Tin	Furukawa Electric	JAPAN
Tin	Gebrueder Kemper GMBH	GERMANY
Tin	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin	Gejiu Gold Smelter Minerals Co.,LTD	CHINA
Tin	Gejiu Jin Ye Mineral Co., Ltd.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-FerrousMetal Processing Co.Ltd.	CHINA
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	Gejiu YunXin Colored Electrolytic Ltd	CHINA
Tin	Gejiu Zi-Li	CHINA
Tin	Gejiu Zili Metallurgy Co.,GEJIU ZILI MINING&SMELTING CO. LTD.	CHINA
Tin	Gold Bell Group	CHINA
Tin	Gomat-e-K.	GERMANY
Tin	Guang Xi Hua Xi Corp	CHINA
Tin	GuangDong Jiatian Stannum Products Co., Ltd	CHINA
Tin	Guangxi China Tin Metal Materials Company	CHINA
Tin	Guangxi Pinggui PGMA Co., Ltd.	China
Tin	Guangxi Zhongshan Gold Bell Smelting Corp.Ltd	CHINA
Tin	Guangzhou Special Copper & Electronics material Co.,LTD	CHINA
Tin	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA

Tin	Hana-High Metal	MALAYSIA
Tin	Hanbak	KOREA, REPUBLIC OF
Tin	Heesung Metal Ltd.	KOREA, REPUBLIC OF
Tin	Heimerle + Meule GmbH	GERMANY
Tin	Henan Province in Gold Investment Management Ltd.	CHINA
Tin	Hengtai Wiring Materials Co., Ltd.	CHINA
Tin	HERAEUS	SINGAPORE
Tin	Heraeus Materials Technology GmbH&Co.KG	GERMANY
Tin	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Tin	Heraeus Technology Center	HONG KONG
Tin	Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA
Tin	High Quality Technology Co., Ltd	CHINA
Tin	Hitachi Cable, Ltd.	JAPAN
Tin	HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	CHINA
Tin	Huaxi Guangxi Group	CHINA
Tin	Huaxi Smelting Co. Ltd	CHINA
Tin	Hubei Tong Ding metal	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd	CHINA
Tin	Huichang Shun Tin, Kam Industries, Ltd.	CHINA
Tin	Huizhou Taiwan Electronic Component Limited Company	CHINA
Tin	Hyundai-Steel	KOREA, REPUBLIC OF
Tin	IBF IND Brasileira de Ferrolligas Ltda	BRAZIL
Tin	IMLI	INDONESIA
Tin	Imperial Zinc	UNITED STATES
Tin	Indonesian State Tin Corp	INDONESIA
Tin	Indonesian Tin Ingot	INDONESIA
Tin	Ishihara Chemical Co. Ltd.	JAPAN
Tin	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN
Tin	Jau Janq(MSC)	Malaysia
Tin	Jean Goldschmidt International	BELGIUM
Tin	Jiangxi Copper Corporation (JCC)	CHINA
Tin	Jiangxi Nankang Nanshan Tin Co., Ltd.	CHINA
Tin	Jiangxi Nanshan	CHINA
Tin	Jiangxi Shunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	Jiangxi Tungsten Industry Co Ltd	CHINA
Tin	JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	JinDa Metal .Co.Ltd	China
Tin	Jun Yuan Co., Ltd	China
Tin	JX Nippon Mining	Japan
Tin	Kai Unita Trade Limited Liability Company	CHINA
Tin	Ketabang	INDONESIA
Tin	KIHONG T & G	INDONESIA
Tin	KOBA	INDONESIA

Tin	Koba/Primah	INDONESIA
Tin	Kohoku kogyo Co.,Ltd	Japan
Tin	KOKI JAPAN	JAPAN
Tin	Koki Products Co.,Ltd	Thailand
Tin	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin	Kundur	INDONESIA
Tin	Kunshan tianhe solder manufacturing Co., LTD	CHINA
Tin	Kupol	RUSSIAN FEDERATION
Tin	Kyocera	Japan
Tin	Laibin Huaxi Smelterring Co.,Ltd	CHINA
Tin	LIAN JING	CHINA
Tin	Linetech	Korea
Tin	Lingbao Jinyuan tonghu	CHINA
Tin	Linqu Xianggui Smelter Co. Ltd.	China
Tin	Liuzhou China Tin	CHINA
Tin	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Tin	LUPON ENTERPRISE CO., LTD	TAIWAN
Tin	Maanshan Dongshen electronic material factory	CHINA
Tin	Magnu's Minerais Metais e Ligas LTDA	BRAZIL
Tin	Malaysia Smelting Corp	MALAYSIA
Tin	Materials Eco-Refining CO.,LTD	JAPAN
Tin	MCP Metal Specialties, Inc.	UNITED KINGDOM
Tin	MCP Metal specialties, Inc.	USA
Tin	Melt Metais e Ligas S/A	BRAZIL
Tin	Mentok Tin Smelter	INDONESIA
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Metallic Materials Branch L of Guangxi China Tin Group CO.,LTD	CHINA
Tin	Metallic Resources Inc	UNITED STATES
Tin	Metalor Chimique	BELGIUM
Tin	Metalor Technologies(SuZhou)Ltd.	CHINA
Tin	Mimmetal	CHINA
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Minsur S.A. Tin Metal	PERU
Tin	Mits-Tec (Shanghai) Co. Ltd.	CHINA
Tin	Mitsubishi	TAIWAN
Tin	Mitsubishi Electric Metecs Co., Ltd.	JAPAN
Tin	Mitsubishi Material Corporation	JAPAN
Tin	MSC,Malaysia Smelting Corporation Berhad	MALAYSIA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd	CHINA
Tin	Nathan Trotter & Co., Inc.	UNITED STATES
Tin	NGHE TIN NON-FERROUS METAL	VIET NAM

Tin	NGHE TIN NON-FERROUS METAL COMPANY	INDONESIA
Tin	Nihon Superior Co.,Ltd	JAPAN
Tin	Nihon Genma MFG Co., Ltd.	THAILAND
Tin	NIHON GENMA MFG.CO.,LTD.	JAPAN
Tin	Nihon Kagaku Sangyo Co., Ltd.	JAPAN
Tin	Nihon Superior Co.,Ltd	JAPAN
Tin	Ningbo Ao Da co., ltd	CHINA
Tin	Ninsur	Peru
Tin	Nippon Filler Metals Ltd	JAPAN
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	OMSA	BOLIVIA
Tin	PHONON MEIWA INC.	JAPAN
Tin	POONGSAN CORPORATION	KOREA, REPUBLIC OF
Tin	Posco	KOREA, REPUBLIC OF
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Boukit Timah	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HANJAYA PERKASA METALS	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Indra Eramulti Logam Industri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Banka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA

Tin	PT Seirama Tin investment	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Tambang Timah	INDONESIA
Tin	PT Timah (Persero), Tbk	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Timah TBK	INDONESIA
Tin	PT Tiniindo Inter Nusa	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT. CITRALOGAM ALPHASEJAHTERA	INDONESIA
Tin	PT. KOBA TIN	INDONESIA
Tin	PT. Supra Sukses Trinusa	INDONESIA
Tin	PT.DS JAYA ABADI	INDONESIA
Tin	Pure Technology	Russia,
Tin	QianDao Smelting	China
Tin	Qualbond	TAIWAN
Tin	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tin	RBT	INDONESIA
Tin	RedRing Solder(M)Sdn Bhd	MALAYSIA
Tin	REDSUN METAL IND. CO.,LTD.	Taiwan
Tin	Richard Stenzhorn GmbH	GERMANY
Tin	Rohm & Hass	CHINA
Tin	Rui Da Hung	TAIWAN
Tin	S Company	THAILAND
Tin	SA Minsur	PERU
Tin	SAMATRON CO.,Ltd.	KOREA, REPUBLIC OF
Tin	Samhwa Non-Ferrous Metal. Inc Co.,Ltd.	KOREA, REPUBLIC OF
Tin	Samtec	UNITED STATES
Tin	SASAKI CHEMICAL CO.,LTD.	JAPAN
Tin	SASAKI SOLDER INDUSTRY CO.,LTD	JAPAN
Tin	Senju	MALAYSIA
Tin	SENJU METAL INDUSTRY CO.,LTD.	JAPAN
Tin	Settu Chemical Industry	JAPAN
Tin	SGS BOLIVIA S.A.	BOLIVIA
Tin	Shan Tou Shi Yong Yuan Jin shu Zai Sheng Co.,Ltd.	CHINA
Tin	SHANGHAI PU ZHAO TRADING CO., LTD	China
Tin	Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA
Tin	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin	Shantou Xilong Chemical Factory Co., Ltd	Shantou, China
Tin	Shantou Yongyuan Metal Recycling Co., Ltd.	CHINA
Tin	Shemao Technology Inc.	Taiwan

Tin	Shen Mao Solder (M) Sdn Bhd	MALAYSIA
Tin	Shen Mao Solder(M)SND.BHD	TAIWAN
Tin	SHENMAO TECHNOLOGY INC	TAIWAN
Tin	Shenmao Technology Inc.	MALAYSIA
Tin	ShenZhen Anchen Solder Products Co., Ltd.	CHINA
Tin	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA
Tin	SHINKO LEADMIKK CO.,LTD	JAPAN
Tin	Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA
Tin	SIGMA TIN ALLOY CO., LTD	china
Tin	Sin Asahi Solder(M)Sdn Bhd	MALAYSIA
Tin	Singapore LME Tin	SINGAPORE
Tin	Smelting Branch of Yunnan Tin Company Ltd	China
Tin	Soft Metals Ltda	BRAZIL
Tin	SOLDER COAT CO.,LTD.	JAPAN
Tin	Standard Sp z o.o.	POLAND
Tin	Süddeutsche Metallhandels-gesellschaft mbH	GERMANY
Tin	Sundwiger Messingwerk GmbH & Co.KG	GERMANY
Tin	SUZHOU University	CHINA
Tin	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA
Tin	Taiwan Total Co. Ltd.	TAIWAN
Tin	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Tin	Tamura	JAPAN
Tin	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tin	TCC Steel	KOREA, REPUBLIC OF
Tin	Technic Inc	USA
Tin	TENNANT METAL PTY LTD.	AUSTRALIA
Tin	Thai Sarco	THAILAND
Tin	Thai Solder Industry Corp.,Ltd.	THAILAND
Tin	Thailand Smelting & Refining Co., Ltd.	THAILAND
Tin	Thaisarco	THAILAND
Tin	The force bridge surface treatment Material Factory	CHINA
Tin	The Gejiu cloud new colored electrolytic	CHINA
Tin	The Miller Company	UNITED STATES
Tin	TIAN JIN SONG YAN ALUMINUM PRODUCTS CO., LTD.	CHINA
Tin	TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA
Tin	TIMAH	INDONESIA
Tin	Tong Ding Metal Materials Co., Ltd.	CHINA
Tin	Traxys	FRANCE
Tin	TYCO	UNITED STATES
Tin	Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE
Tin	UNI BROS METAL PTE LTD	SINGAPORE
Tin	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA
Tin	Unit Timah Kundur PT Tambang	INDONESIA

Tin	Univertical International (Suzhou) Co., Ltd	CHINA
Tin	Untracore Co.,Ltd.	THAILAND
Tin	Vishay Intertechnology	CHINA
Tin	WC Heraeus Hanau	GERMANY
Tin	WELL FORE SPECIAL WIRE	TAIWAN
Tin	Well-Lin Enterprise Co., Ltd.	TAIWAN
Tin	Westfalenzinn	GERMANY
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	Wildshaw Ltd	UNITED KINGDOM
Tin	Wilhelm Westmetall	GERMANY
Tin	Wind Yunnan Nonferrous Metals Co.,Ltd.	CHINA
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	WUXI YUNXI SANYE SOLDER FACTORY	CHINA
Tin	Xi Niu Po Management Zone, Dalang Tower, Dongguan, China	CHINA
Tin	Xiamen SAN island metal technology co., LTD	CHINA
Tin	Xiamen Tungsten Co Ltd	BRAZIL
Tin	XIANG HUA LING TIN MINE	CHINA
Tin	XiHai	CHINA
Tin	XIN WANG copper smelter	CHINA
Tin	xingrui noble metal materialCO.LTD	china
Tin	Ye Chiu Metal Smelting Sdn.Bhd	MALAYSIA
Tin	YEONHAB PRECISION CO., LTD.	KOREA, REPUBLIC OF
Tin	Yifeng Tin Industry(Chenzhou)Co.,Ltd.	CHINA
Tin	Yokohama Metal Co Ltd	JAPAN
Tin	YTMM	CHINA
Tin	Yun'an Dian'xi Tin Mine	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA
Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Tin	YunNan GeJiu Jin Ye Mineral Co.,Ltd	CHINA
Tin	YunNan Gejiu Yunxin Electrolyze Limited	CHINA
Tin	Yunnan Gejiu Zili Metallurgy Co.,Ltd	CHINA
Tin	Yunnan Tin Company, Ltd.	CHINA
Tin	YunNan XiYe	CHINA
Tin	Yunnan, China Rare Metal Materials Company	CHINA
Tin	Yuntinic Chemical GmbH	GERMANY
Tin	YunXi	CHINA
Tin	YUNXIN colored electrolysis Company Limited	CHINA
Tin	Yun'xin Non-ferrous Electroanalysis Ltd.	CHINA
Tin	Yutinic Reousrces	UNITED STATES
Tin	Zhangjiagang Fu Lin Co., Ltd	CHINA
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA
Tin	Zhen bo shi ye Co., LTD	CHINA
Tin	ZhongShi	CHINA

Tin	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Tin	Zhuhai Horyison Solder Co.,Ltd	CHINA
Tin	ZHUZHOU SMELTER GROUP CO., LTD	CHINA
Tin	Zi Jin Copper	Nangang/Fujian/China
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	Air Product	CHINA
Tungsten	Alldyne Powder Technologies	UNITED STATES
Tungsten	Allied Material (A.L.M.T) Corp	JAPAN
Tungsten	Alta Group	UNITED STATES
Tungsten	Altlantic Metals	UNITED STATES
Tungsten	ASSAB	TAIWAN
Tungsten	ATI Tungsten Materials	UNITED STATES
Tungsten	Axis Material Limited	JAPAN
Tungsten	Beijing Zenith Materials	CHINA
Tungsten	Buffalo Tungsten	China
Tungsten	CB-Ceratizit CN	CHINA
Tungsten	Central Glass	Japan
Tungsten	Ceratizit S.A	LUXEMBOURG
Tungsten	Changchun up-optotech	CHINA
Tungsten	Chaozhou Xianglu Tungsten Industry Co., Ltd.	China
Tungsten	Chengdu Hongbo Industrial co,Ltd	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	China Minmetals Corp.	CHINA
Tungsten	China Minmetals Corp	CHINA
Tungsten	China Minmetals Nonferrous Metals Co Ltd	CHINA
Tungsten	China National Non-ferrous	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	CWB Materials	UNITED STATES
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Fort Wayne Wire Die	UNITED STATES
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Gan Bei Tungsten Industry Co. Ltd.	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Grand Sea W & Mo Group Co., Ltd.	CHINA
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxin Tungsten Products Ltd	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	GANZHOU SINDA W&Mo CO,.LTD.	China
Tungsten	Ganzhou sinda W&Mo Co.,Ltd	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES
Tungsten	Golden Egret	CHINA

Tungsten	Guangdong Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tungsten	Hitachi Metals, Ltd.	JAPAN
Tungsten	Hi-Temp Specialty Metal Incorporated	UNITED STATES
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA
Tungsten	IES Technical Sales	UNITED STATES
Tungsten	ILJIN DIAMOND CO., LDT	KOREA, REPUBLIC OF
Tungsten	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	CHINA
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Tungsten Industry Group Co., LTD	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tungsten	Kennametal Inc.	UNITED STATES
Tungsten	KYOCERA	JAPAN
Tungsten	KYORITSU GOKIN CO. LTD	JAPAN
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Matheson Special Gas Production Co. Ltd. Of Korea MGPK	Korea
Tungsten	Metal do	JAPAN
Tungsten	Metallo-Chimique	BELGIUM
Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tungsten	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tungsten	Mitsubishi Materials Corp.	JAPAN
Tungsten	Mitsui Mining & Smelting Co., Ltd	JAPAN
Tungsten	MSC (Malaysia Smelting Corporation)	Malaysia
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	NIHON SUPERIOR	Japan
Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten	Nippon Micrometal Cop	Japan
Tungsten	North American Tungsten Corporation Ltd.	CANADA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Plansee	AUSTRIA
Tungsten	Pobedit JSC	RUSSIAN FEDERATION

Tungsten	Praxair	USA
Tungsten	Sandvik Material Technology	SWEDEN
Tungsten	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten	Sincemat Co, Ltd.	CHINA
Tungsten	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA
Tungsten	Solar Applid Materails Technology Corp.	TAIWAN
Tungsten	Sumitomo	CANADA
Tungsten	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Tungsten	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tungsten	Sylham	UNITED STATES
Tungsten	Taegutea	KOREA, REPUBLIC OF
Tungsten	TaeguTec	KOREA, REPUBLIC OF
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Tosoh	JAPAN
Tungsten	TOSOH SMD (SHANGHAI) CO., LTD	China
Tungsten	Triumph Northwest	UNITED STATES
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM
Tungsten	Voss Metals Company, Inc	UNITED STATES
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Wort Wayne Wire Die	UNITED STATES
Tungsten	Xiamen Carbide Ltd.	CHINA
Tungsten	Xiamen Golden Egret Special Alloy (HC) Co. Ltd	CHINA
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Yano Metal	JAPAN
Tungsten	Zhuzhou Cemented Carbide Group Corp Ltd	CHINA